EXECUTION
Certain information has been omitted in accordance with Item 601(b)(10) of Regulation S-K because it is both not material and is the type of information that the registrant treats as private or confidential. An unredacted copy will be furnished supplementally to the SEC upon request.

AMENDMENT NUMBER THREE
New RMSR Agreement
by and among
NEW RESIDENTIAL MORTGAGE LLC
HLSS HOLDINGS, LLC
HLSS MSR - EBO ACQUISITION LLC
and
PHH MORTGAGE CORPORATION (as successor by merger to
OCWEN LOAN SERVICING, LLC)
This AMENDMENT NUMBER THREE is dated as of May 2, 2022, by and between PHH MORTGAGE CORPORATION (as successor by merger to OCWEN LOAN SERVICING, LLC), as seller (the “Seller”), HLSS HOLDINGS, LLC (“Holdings”), HLSS MSR – EBO ACQUISITION LLC, (“MSR – EBO” and together with Holdings, the “Purchasers”) and NEW RESIDENTIAL MORTGAGE LLC (“NRM”), to that certain New RMSR Agreement, dated as of January 18, 2018 (as amended through the date hereof, the “Agreement”), by and among the Seller, the Purchasers and NRM.
RECITALS
WHEREAS, the Seller, the Purchasers and NRM desire to amend and modify the Agreement, subject to the terms hereof and as specified herein;
WHEREAS, the Seller, the Purchasers and NRM each have agreed to execute and deliver this Amendment Number Three on the terms and conditions set forth herein; and
WHEREAS, capitalized terms used herein but not defined shall have the meaning ascribed to them as set forth in the Agreement or in Annex 1 – Servicing Addendum (“Annex 1”) to the Agreement, as applicable.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:
SECTION 1. Amendments. Effective as of May 2, 2022, the Agreement is hereby amended as follows:
(a) The Agreement is hereby amended by adding a new Section 10.24 as follows:

Further Assurances. Each party hereto agrees to cooperate in good faith and use commercially reasonable efforts to negotiate mutually agreeable terms for the disposition and resolution of the Servicing Assets (as defined in the Servicing Addendum) which the
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parties have not been able to transfer to Purchaser, including, without limitation, exploring potential alternative structures for the sale to Seller of Purchaser’s ownership interests in the Servicing Assets, and to reasonably cooperate to effectuate any such transfer, including obtaining any necessary Third Party Consents. Notwithstanding the foregoing, nothing in this Section 10.24 shall require any of the parties to enter into any arrangement relating to the disposition and resolution of such Servicing Assets other than as expressly set forth in this Agreement without approval by each party in their sole discretion.
(b) The Agreement is hereby amended by adding the definitions of “Holdings Ancillary Income”, “Incentive Fees”, “Net Incentive Fees”, “Payment Convenience Fees” and “Third Amendment Effective Date” to Annex I in the appropriate alphabetical order as follows:
Holdings Ancillary Income: An amount equal to [***] of the amount actually collected by Seller with respect to [***] derived from the Mortgage Loans.
Incentive Fees: Loss mitigation, loan modification or other such incentive fees payable by third parties to Seller (in connection with HAMP, or other incentive fees associated with private label securities) in connection with any Mortgage Loan, in any case to the extent not exceeding or violating any applicable amounts or limitations under Applicable Requirements.
Net Incentive Fees: Incentive Fees actually collected and retained by Seller, net of Seller’s associated direct costs related to earning or otherwise becoming entitled to such incentive fees ([***]).
Payment Convenience Fees: Fees charged to borrowers for utilizing optional payment methods including making a payment over the telephone with the assistance of Seller’s agent, making a payment utilizing Seller’s automated telephony system, and making a payment utilizing Seller’s website.
Third Amendment Effective Date: May 2, 2022.
(c)    The Agreement is hereby amended by deleting the definition of “Ancillary Income” in Annex 1 and replacing it with the following:

Ancillary Income: All income, fees, charges derived from the Mortgage Loans and REO Properties (other than (i) Servicing Fees, (ii) any Float Benefit, (iii) any prepayment premiums attributable to the Mortgage Loans not payable to an Investor, (iv) any Downstream Ancillary Income, (v) Holdings Ancillary Income and (vi) Prepayment Interest Excess), which the Seller is entitled to collect solely from third parties (and not from any Purchaser) under Applicable Requirements and Section 4.1, including but not limited to late fees, Payment Convenient Fees, Incentive Fees (other than [***]), payoff fees, assumption fees, reinstatement fees, fees received with respect to checks on bank drafts returned by the related bank for insufficient funds, and similar types of fees arising from or in connection with any Mortgage Loan, in any case to the extent not exceeding or violating any applicable amounts or limitations under Applicable Requirements. In no event shall any Ancillary Income be paid from (i) Holdings Economics, (ii) Excess Servicing Fees, (iii) any prepayment premiums attributable to the Mortgage Loans not

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payable to an Investor, (iv) Prepayment Interest Excess, (v) reimbursed Servicing Advances and/or (vi) reimbursed P&I Advances.
(d)     The Agreement is hereby amended by deleting the definition of “Effective Date of Termination” in Annex 1 and replacing it with the following:

Effective Date of Termination: With respect to the termination of Seller, (i) if terminated pursuant to Section 5.1(b), as of 11:59 pm ET of the last day of the then-current term and (ii) if terminated pursuant to Section 5.1(d) or Section 5.3, the date Holdings notifies Seller of its termination. With respect to a termination of Purchasers, (i) if terminated pursuant to Section 5.1(c), as of 11:59 pm ET of the last day of the then-current term and (ii) if terminated pursuant to Section 5.6, the date Seller notifies Holdings of the termination of the Purchasers.
(e)    The Agreement is hereby amended by deleting the definition of “Holdings Economics” in Annex 1 and replacing it with the following:

Holdings Economics: The sum of the following, without duplication, (i) all Rights to MSRs in respect of the Servicing Agreements, (ii) all recoveries on the Mortgage Loans of Servicing Advances and P&I Advances which were purchased by Holdings from the Seller, (iii) if positive, the excess of all penalties assessed pursuant to Section 2.7(d) minus all bonuses payable pursuant to Section 2.7(d), (iv) all Holdings Ancillary Income (provided that, notwithstanding Section 2.8(f), it being agreed that such amounts shall be remitted monthly), and (v) all other outstanding amounts collected and payable to the Purchasers under this Addendum (including Float Benefit pursuant to Section 2.8(h)) and minus (vi) the Excess Servicing Fee.
(f)     The Agreement is hereby amended by deleting the last four rows in the table in Exhibit C-1 (Termination Fee) to Annex I and replacing with the following:

Period	Primary	Master
May-22 & After	0	0
(g)    The Agreement is hereby amended by deleting the last three rows in the table in Exhibit D (Exit Fee Percentage) to Annex I and replacing such rows with the following:

Period	Exit Fee Percentage (basis points)
May–22 & After	0.00
(h)    The Agreement is hereby amended by deleting Section 5.1(a) in Annex 1 and replacing it in its entirety and replacing it with the following:

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(a)     The initial term of this Addendum shall be from the Effective Date to and including May 1, 2022 (the “Initial Term”). The term of this Addendum shall be extended from and including the Third Amendment Effective Date to and including December 31, 2023 (the “Second Term”). Except as otherwise set forth in this Section 5.1 and Section 5.6, the Seller shall not be permitted to terminate this Addendum prior to the expiration of the Second Term. If this Addendum has not otherwise been terminated pursuant to this Article V, then the term of this Addendum shall automatically renew for successive one (1) year terms after the expiration of the Second Term, from and including January 1 immediately following the last day of the applicable prior term to and including December 31 of such year. The Seller shall not resign from the obligations and duties under any Servicing Agreement, except (i) upon determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by Seller or any Purchaser [***]. If Seller resigns under any Servicing Agreement, Seller shall (A) reimburse the Purchasers for Purchasers' Servicing Transfer Costs, if any, incurred in connection with transferring the servicing to a successor servicer, (B) not be entitled to any Termination Fee, deboarding fees or reimbursement of its Servicing Transfer Costs or amounts it is required to pay or reimburse to third parties under the applicable Servicing Agreements in connection with such resignation and (C) pay the applicable Average Third Party Mark Payment pursuant to Section 8.1. Any such determination that Seller’s duties hereunder are no longer permissible under applicable law shall be evidenced by an opinion of counsel written by a law firm reasonably acceptable to Purchasers to such effect in form and substance reasonably acceptable to Purchasers.
(i)    The Agreement is hereby amended by deleting Section 5.1(b) and Section 5.1(c) in Annex 1 and replacing them in their entirety with the following:

(b)     Holdings may terminate this Addendum at the end of the Second Term or at the end of any subsequent one (1) year term, in whole but not in part, (unless otherwise expressly permitted pursuant to this Addendum) by delivering written notice of such termination to Seller by October 1st (or if such day is not a Business Day, the first Business Day immediately following such day) of such applicable term.
(c)    The Seller may terminate this Addendum at the end of the Second Term or at the end of any subsequent one (1) year term, in whole but not in part, by delivering written notice of such termination to Holdings by July 1st (or if such day is not a Business Day, the first Business Day immediately following such day) of such applicable term.

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(j)    The Agreement is hereby amended by deleting Section 5.4(a)(ii) and 5.4(a)(iii) in Annex 1 and replacing them in their entirety with the following:
(ii)    [Reserved]; or
(iii)     terminates this Addendum pursuant to Section 5.1(b), (A) Seller shall not be entitled to any Termination Fee; (B) neither party shall be responsible for paying any deboarding or boarding fees, and (C) (I) each of Seller and Holdings shall pay 50% of the aggregate Servicing Transfer Costs incurred by such parties in connection with transferring the servicing to a successor servicer or subservicer if either (I) the NRM Subservicing Agreement has not been terminated or (ii) such costs are incurred on or prior to 90 days following the Effective Date of Termination of the NRM Subservicing Agreement and (II) thereafter, Holdings shall pay all Servicing Transfer Costs incurred by such parties in connection with transferring the servicing to a successor servicer or subservicer; or
(k)    The Agreement is hereby amended by deleting Section 5.4(b)(iii) in Annex 1 and replacing it in its entirety with the following:
(iii)     terminates this Addendum pursuant to Section 5.1(c), (A) each of Seller and Holdings shall pay 50% of the aggregate Servicing Transfer Costs incurred by such parties in connection with transferring the servicing to a successor servicer or subservicer and (B) neither party shall be responsible for paying any deboarding or boarding fees.
(l)    The Agreement is hereby amended by deleting the first paragraph of Section 5.4(c) in Annex 1 and replacing it in its entirety with the following:
If Holdings terminates this Addendum pursuant to Section 5.1(b), the Purchasers may elect in their sole and absolute discretion to seek to sell the Servicing Rights, including the Rights to MSRs and Excess Servicing Fees (an “MSR Sale”) or to retain the Rights to MSRs and Excess Servicing Fees by entering into a new rights to MSRs agreement with, and transferring named servicing to, a successor servicer (a “Substitute RMSR Arrangement”).
(m)    The Agreement is hereby amended by deleting Section 5.7(a)(viii) in Annex 1 and replacing it in its entirety with the following:
(viii) in its supervisory capacity and as servicer of record, Seller shall be entitled to receive from Purchasers an annual fee equal to (a) [***] multiplied by the unpaid principal balance of all Mortgage Loans serviced at subservicers and (b) a [***] flat fee for each subservicer appointed pursuant to this Section 5.7, together with specified expenses set forth on Schedule 5.7(a). Such fees shall be paid monthly calculated as follows: a monthly amount equal to the sum of (x) an amount equal to (A) the product of (i) [***] and (ii) the total unpaid principal balance of the Mortgage Loans serviced at subservicers as of the first Business Day of such calendar month, divided by (B) twelve (12) and (y) an amount equal to (A) the product of (i) [***] and (ii) the total number of subservicers that were servicing Mortgage Loans at any time during such calendar month, divided by (B) twelve (12).

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(n)    The parties agree to cooperate in good faith to amend and/or replace Exhibit E-1 and Exhibit E-2 to Annex 1 in order to potentially streamline certain servicing reports and formats.
SECTION 2. Termination/Exit Fee. For purposes of clarification, notwithstanding anything to the contrary contained in the Agreement, no Termination Fee or Exit Fee shall be payable to Seller for any termination of the Agreement after the date hereof (e.g. the end of the Initial Term).
SECTION 3. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Three need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.
SECTION 4. Governing Law. This Amendment Number Three shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 or 5-1402 of the New York General Obligations Law which shall govern).
SECTION 5. Counterparts. This Amendment Number Three may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties agree that this Amendment Number Three and signature pages may be transmitted between them by facsimile or by electronic mail and that faxed and PDF signatures may constitute original signatures and that a faxed or PDF signature page containing the signature (faxed, PDF or original) is binding upon the parties.
[Signature Page Follows]

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number Three to be executed and delivered by their duly authorized officers as of the day and year first above written.

PHH MORTGAGE CORPORATION

By:    /s/ John V. Britti
Name: John V. Britti
Title: EVP & Chief Investment Officer

Signature Page to Amendment Number Three to New RMSR Agreement

HLSS HOLDINGS, LLC
By: HLSS Roswell, LLC, its sole member

By: /s/ Nicola Santoro, Jr.
Name: Nicola Santoro, Jr.
Title: Chief Financial Officer

Signature Page to Amendment Number Three to New RMSR Agreement

HLSS MSR – EBO ACQUISITION LLC

By:    New Residential Investment Corp., its sole     member

By:    /s/ Nicola Santoro, Jr.
Name: Nicola Santoro, Jr.
Title: Chief Financial Officer

Signature Page to Amendment Number Three to New RMSR Agreement

NEW RESIDENTIAL MORTGAGE LLC

By:    New Residential Investment Corp., its sole     member

By:    /s/ Nicola Santoro, Jr.
Name: Nicola Santoro, Jr.
Title: Chief Financial Officer
Signature Page to Amendment Number Three to New RMSR Agreement